UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)         11/30/05
                                                 -------------------------------

                        ELECTRONIC CONTROL SECURITY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                   0-30810                      22-2138196
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)

    790 Bloomfield Avenue, Clifton, New Jersey                      07012
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

 Registrant's telephone number, including area code     (973) 574-8555
                                                        ------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 30, 2005, Electronic Control Security Inc issued a press release announcing that it has Received a $2.5 Million Thermal Imaging Systems Order from US Air Force IBDSS.

A copy of the press release is attached hereto as exhibit 99.1.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Number      Exhibit Description
-------     -------------------
99.1 Press release dated November 30, 2005, titled, "ECSI Receives 2.5 Million Thermal Imaging Systems Order from US Air Force IBDSS"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ELECTRONIC CONTROL SECURITY INC.

Date: November 30, 2005          By: /s/ Arthur Barchenko
                                    ------------------------
                                    Name: Arthur Barchenko
                                    Title:    President

EXHIBIT INDEX
--------------

99.1    Press release issued by the Company on November 30, 2005.